BLACKROCK ALLOCATION TARGET SHARES
BATS: Series C Portfolio
BATS: Series M Portfolio
BATS: Series S Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 23, 2017 to the
Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated
July 28, 2017, as supplemented to date

Each Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to each Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The last paragraph in the section of each Fund’s Summary Prospectus entitled “Key Facts About [the Fund] — Principal Investment Strategies of the Fund” and the section of each Fund’s Prospectus entitled “Fund Overview — Key Facts About [the Fund] — Principal Investment Strategies of the Fund” are deleted in their entirety.

The section of each Fund’s Summary Prospectus entitled “Key Facts About [the Fund] — Principal Risks of Investing in the Fund” and the section of each Fund’s Prospectus entitled “Fund Overview — Key Facts About [the Fund] — Principal Risks of Investing in the Fund” are amended to delete “Non-Diversification Risk.”

The last paragraph in the section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — BATS: Series C Portfolio — Principal Investment Strategies” is deleted in its entirety.

The last paragraph in the section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — BATS: Series M Portfolio — Principal Investment Strategies” is deleted in its entirety.

The last paragraph in the section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — BATS: Series S Portfolio — Principal Investment Strategies” is deleted in its entirety.

The section of the Prospectus entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Fund” is amended to delete “Non-Diversification Risk.”

The third paragraph in the section of the SAI entitled “Investment Objective and Policies — Additional Information on Investment Strategies” is deleted in its entirety.

The following is added as the second to last paragraph of the section of the SAI entitled “Investment Restrictions — Non-Fundamental Investment Objective and Restrictions (each Fund except for BATS: Series A Portfolio, BATS: Series E Portfolio and BATS: Series P Portfolio)”:

Each Fund is currently classified as a diversified fund under the Investment Company Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

The first sentence of the section of the SAI entitled “Additional Information Concerning Shares — Miscellaneous — The Trust” is deleted in its entirety and replaced with the following:

The Trust was organized as a Delaware statutory trust on March 5, 2003 and is registered under the 1940 Act as an open-end management investment company.

Shareholders should retain this Supplement for future reference.

PR2SAI-BATS-1017SUP